Income Taxes	3 Months Ended	12 Months Ended
	Dec. 30, 2016	Sep. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes
7. INCOME TAXES

For the three months ended December 30, 2016 and December 25, 2015, the Company's effective income tax rate attributable to income from operations before income taxes was 24.1% and 34.9% respectively. For the three months ended December 30, 2016 and December 25, 2015, the Company's income tax expense was $5,507 and $4,598, respectively. The decrease in the effective tax rate was primarily due to the excess tax benefit associated with the exercise of stock options recognized which is reflected as a reduction in tax expense in the current period. The tax rate was also favorably impacted due to an increased benefit from the domestic manufacturing deduction.

The Company has recorded a valuation allowance against net operating losses in certain foreign jurisdictions. A valuation allowance is recorded when it is determined to be more likely than not that these assets will not be fully realized in the foreseeable future. The realization of deferred tax assets is dependent upon whether the Company can generate future taxable income in the appropriate character and jurisdiction to utilize the assets. The amount of the deferred tax assets considered realizable is subject to adjustment in future periods.

The Company recognizes the benefits of uncertain tax positions taken or expected to be taken in tax returns in the provision for income taxes only for those positions that it has determined are more likely than not to be realized upon examination. The Company records interest and penalties related to unrecognized tax benefits as a component of provision for income taxes. The Company is fully indemnified by its former parent for uncertain tax positions taken prior to December 22, 2010.

For the three months ended December 30, 2016, the Company made no additional provision for U.S. or non-U.S. income taxes on the undistributed income of subsidiaries or for unrecognized deferred tax liabilities for temporary differences related to basis differences in investments in subsidiaries, as such income is expected to be indefinitely reinvested, the investments are essentially permanent in duration, or the Company has concluded that no additional tax liability will arise as a result of the distribution of such income.

INCOME TAXES

Significant components of income (loss) from continuing operations and income tax expense for the fiscal years ended September 30, 2016, September 25, 2015 and September 26, 2014 consisted of the following:

	Fiscal Year Ended
(in thousands)	September 30, 2016	September 25, 2015	September 26, 2014
Components of income (loss) before income taxes:
United States	$78,016	$(11,739)	$(107,722)
Non-U.S	8,765	3,868	835
Income (loss) before income taxes	$86,781	$(7,871)	$(106,887)

Income tax expense (benefit):
Current:
United States:
Federal	$18,748	$(2,017)	$195
State	4,655	1,562	1,502
Non-U.S:	2,026	1,189	1,874
Current income tax expense (benefit)	$25,429	$734	$3,571

Deferred
United States:
Federal	$642	$(3,721)	$(31,690)
State	1,872	(929)	(2,925)
Non-U.S:	42	1,000	(1,895)
Deferred income tax expense (benefit)	2,556	(3,650)	(36,510)
Income tax expense (benefit)	$27,985	$(2,916)	$(32,939)

The mix of foreign losses and domestic losses, along with rate reconciling items as outlined below, impacts the effective tax rate for the periods. Differences between the statutory federal income tax rate and effective income tax rate are summarized below:

	Fiscal Year Ended
(in thousands)	September 30, 2016	September 25, 2015	September 26, 2014
Statutory federal tax	35%	35%	35%
Adjustments to reconcile to the effective income tax rate:
State income taxes	5%	1%	2%
Nondeductible expenses	2%	(7)%	(1)%
Valuation allowance	1%	(15)%	—%
Foreign rate differential	(2)%	3%	—%
U.S. tax effects of unremitted foreign earnings	—%	—%	2%
Nondeductible goodwill impairment	—%	—%	(11)%
Domestic Manufacturing Deduction	(3)%	—%	—%
Finalization of Federal audits	—%	—%	4%
Prior period adjustments	—%	(2)%	—%
Indemnified uncertain tax benefits	(5)%	22%	—%
Other	(1)%	—%	—%
Effective income tax rate	32%	37%	31%

The Company’s effective tax rate for fiscal 2016 differs from the statutory rate primarily due to a $4,332 tax benefit from the release of indemnified uncertain tax positions, a $2,805 tax benefit for domestic manufacturing deduction, offset by $4,625 of state income tax expense and $1,685 of non-deductible transaction costs.

The Company’s effective tax rate for fiscal 2015 differs from the statutory rate due to a $1,779 tax benefit from the release of indemnified uncertain tax positions offset by nondeductible expenses and additional valuation allowance against deferred tax assets and foreign jurisdictions in which the deferred tax assets are not expected to be realized.

The Company’s effective tax rate for fiscal 2014 differs from the statutory rate due to $34,577 of nondeductible goodwill impairment, additional federal net operating losses recognized from the closure of a federal audit for prior periods, and the tax benefit from income of certain foreign subsidiaries deemed indefinitely reinvested. The remaining $8,423 of goodwill impairment is deductible for tax purposes.

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred income tax assets are as follows:

(in thousands)	September 30, 2016	September 25, 2015
Deferred tax assets:
Accrued liabilities and reserves	$50,221	$32,494
Tax loss and credit carryforwards	14,138	18,699
Postretirement benefits	14,232	11,481
Inventory	6,526	18,481
Other	1,320	2,425
	$86,437	$83,580
Deferred tax liabilities:
Property, plant and equipment	$(12,785)	$(8,458)
Intangible assets	(70,037)	(74,649)
Loss on investment	(5,151)	(4,248)
Other	(1,695)	(2,163)
	$(89,668)	$(89,518)
Net deferred tax liability before valuation allowance	(3,231)	(5,938)
Valuation allowance	(8,658)	(7,532)
Net deferred tax liability	$(11,889)	$(13,470)

As of September 30, 2016, the Company has $67,790 of state net operating loss carryforwards which expire beginning in 2017 through 2035. In certain non-U.S. jurisdictions the Company has net operating loss carryforwards of $37,369 which have an expiration period ranging from five years to unlimited.
Valuation allowances have been established on net operating losses and other deferred tax assets in Australia, France, Asia Pacific, and other foreign and U.S. state jurisdictions as a result of the Company's determination that there is less than 50% likelihood that these assets will be realized. Evidence for this determination includes three year cumulative loss positions, future reversal of temporary differences, and expectations of future losses. For fiscal 2016, the Company reassessed the need for a valuation allowance against deferred tax assets in the Company’s Asia Pacific business based on recent earnings and utilization of net operating losses. As a result, the Company released its historic valuation allowance related to the $1,360 of deferred taxes of our Asia Pacific business.
As of September 30, 2016, the Company had unrecognized tax benefits of $3,803 which, if recognized, would positively benefit the effective tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of September 30, 2016 and September 25, 2015, the Company had accrued interest and penalties of $3,035 and $5,497, respectively, in the consolidated balance sheets.

A reconciliation of the beginning and ending amount of unrecognized tax benefit, excluding interest and penalties, is as follows:

(in thousands)	For the period from September 27, 2013 to September 30, 2016
Balance as of September 27, 2013	$14,164
Additions based on tax positions related to prior years	134
Settlements	(4,056)
Balance as of September 26, 2014	10,242
Additions based on tax positions related to prior years	69
Settlements	(2,210)
Balance as of September 25, 2015	8,101
Additions based on tax positions related to prior years	62
Settlements	(4,360)
Balance as of September 30, 2016	$3,803

During fiscal 2016, the balance of unrecognized tax benefits decreased by $4,360 as a result of Tyco completing tax audits and the expiration of the statute of limitations in various state jurisdictions. The related accrued penalties and interest for uncertain tax positions decreased by $2,458.
During fiscal 2015, the balance of unrecognized tax benefits decreased by $2,210 as a result of Tyco completing tax audits and the expiration of the statute of limitations in various state jurisdictions. The related accrued penalties and interest for uncertain tax positions decreased by $596.

During fiscal 2014, Tyco recorded a $3,809 unrecognized tax benefit related to prior period adjustments and $150 unrecognized tax benefit related to state tax filing positions. Tyco administers any audits with various taxing jurisdictions for all periods prior to December 22, 2010. These settlements relate to historical uncertain tax positions which are covered by the Investment Agreement between the Company and Tyco as a result of the Transactions.

Many of the Company’s uncertain tax positions relate to tax years that remain subject to audit by the taxing authorities. The following tax years remain subject to examination by the major tax jurisdictions as follows:

Jurisdiction	Years Open to Audit
France	2010-2012
U.S.	2010-2015

The Company’s income tax returns are examined periodically by various taxing authorities. The Company’s federal tax return for fiscal 2015 is currently under examination by the Internal Revenue Service, and the Company is currently under examination in various state jurisdictions. Based on the current status of its income tax audits, the Company believes that it is reasonably possible that there would be no material changes to the unrecognized tax benefits in the next twelve months. Should any unrecognized tax benefits be resolved, the Company will seek reimbursement from Tyco under the terms of the Investment Agreement relative to the periods prior to the Transactions.

Other Income Tax Matters—During the fiscal years ended September 30, 2016 and September 25, 2015, the Company made no additional provision for U.S. or non-U.S. income taxes on the undistributed income of subsidiaries or for unrecognized deferred tax liabilities for temporary differences related to basis differences in investments in subsidiaries, as such income is expected to be indefinitely reinvested, the investments are essentially permanent in duration, or the Company has concluded that no additional tax liability will arise as a result of the distribution of such income.

During fiscal 2014, the Company recorded a deferred tax benefit of $2,069 related to the reversal of the deferred tax liability established in prior years for U.S. and non-U.S. income taxes on the undistributed income of subsidiaries, which the Company now considers to be indefinitely reinvested.

As of September 30, 2016, certain subsidiaries had approximately $26,749 of undistributed income that the Company intends to permanently reinvest. A liability could arise if the Company’s intention to permanently reinvest such income were to change and amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. It is not practicable to estimate the additional income taxes related to permanently reinvested income or the basis differences related to investments in subsidiaries.

The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax regulations in a multitude of jurisdictions across its global operations. The Company records tax liabilities for anticipated tax audit issues in the United States and other tax jurisdictions based on the Company’s estimate of whether, and the extent to which, additional taxes will be due. These tax liabilities are reflected net of related tax loss carry-forwards. The Company adjusts these reserves in light of changing facts and circumstances. However, due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the tax liabilities. For uncertain tax liabilities arising in the periods prior to the Transactions that are resolved in a future period, the Company plans to seek repayment from Tyco under the terms of the Investment Agreement. Accordingly, the Company has reflected those liabilities with an offsetting receivable due from Tyco of $5,915 on the consolidated balance sheet as of September 30, 2016. If the Company’s estimate of uncertain tax liabilities arising in the periods following the Transactions proves to be less than the ultimate assessment, an additional charge to expense would result. If payment of these amounts ultimately proves to be less than the recorded amounts, the reversal of the liabilities may result in income tax benefits being recognized in the period when the Company determines the liabilities are no longer necessary.

Under the terms of the Investment Agreement, Tyco has agreed to indemnify and hold harmless the Company and its subsidiaries and their respective affiliates from and against any taxes of the Company with respect to any tax period ending on or before the closing of the Transactions, as well as all tax liabilities relating to events or transactions occurring on or prior to the closing date of the Transactions. In addition, the Company has agreed to indemnify and hold harmless Tyco and its affiliates from and against any liability for any taxes of the Company with respect to any post-Transactions tax period.